UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. __________)

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BIRCH BRANCH, INC.
(Name of Registrant as Specified in Its Charter)

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BIRCH RANCH, INC.

Henan Shuncheng Group Coal Coke Co., Ltd. (New Building)
Cai Chun Road Intersection,
Anyang County, Henan Province 455141,
People’s Republic of China

NOTICE OF 2011 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD [*], 2011

To the Shareholders of Birch Branch, Inc.:

Notice is hereby given that the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Birch Branch Inc., a Colorado corporation (the “Company”), will be held on [*], 2011, at 12:30 P.M, local time, at our executive offices located at Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province, People’s Republic of China.  We are holding the Annual Meeting for the following purposes:

1.	To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To approve the change of corporate domicile of the Company from Colorado to Nevada;

3.	To approve the change of the name of the Company from “Birch Branch, Inc.” to “Shuncheng Energy, Inc.”; and

4.	To ratify the appointment of our independent public accounting firm.

The foregoing items of business are more fully described in the information statement (the “Information Statement”) accompanying this notice. The Company’s Board of Directors has fixed the close of business on [*], 2011 as the record date (the “Record Date”) for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date: [*], 2011

By Order of the Board of Directors

By:	/s/ Feng Wang
Feng Wang
President, Chief Executive Officer

TABLE OF CONTENTS

GENERAL	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2

PROPOSAL NO. 1 – ELECTION OF DIRECTORS	3

PROPOSAL NO. 2 – CHANGE OF THE CORPORATE DOMICILE FROM THE STATE OF COLORADO TO THE STATE OF NEVADA	4

PROPOSAL NO. 3 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “SHUNCHENG ENERGY, INC.”	11

PROPOSAL NO. 4 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

CORPORATE GOVERNANCE	13

EXECUTIVE OFFICERS	14

EXECUTIVE COMPENSATION	14

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18

AUDIT COMMITTEE REPORT	18

PUBLIC ACCOUNTANT FEES AND SERVICES	19

SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING	19

ANNUAL REPORT	19

HOUSEHOLDING INFORMATION	20

OTHER MATTERS	20

BIRCH BRANCH, INC.
Henan Shuncheng Group Coal Coke Co., Ltd. (New Building)
Cai Chun Road Intersection,
Anyang County, Henan Province 455141,
People’s Republic of China

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This information statement (“Information Statement”) is furnished on or about [*], 2011 by the Board of Directors (the “Board”) of Birch Branch, Inc. pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for use at the Birch Branch, Inc. 2011 Annual Meeting of Shareholders (the “Annual Meeting”), at the time and place, and for the purposes set forth in the foregoing notice, and any adjournment or postponement thereof.  Any reference to “Birch Branch” or any use of the terms “Company,” “we,” “us” or “our” in this Information Statement refers to Birch Branch, Inc.  We intend to release this Information Statement and the foregoing notice our shareholders on or about [*], 2011.

Outstanding Capital Stock and Record Date

The Board has fixed the close of business on [*], 2011, as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.  At the close of business on the Record Date, the Company had [*] shares of common stock and no shares of Preferred Stock (“Preferred Stock”) issued and outstanding and entitled to vote the Annual Meeting.  We have no other class of voting securities outstanding.

Voting, Quorum; Adjournment

As of the Record Date, there were 32,047,222 shares of Common Stock outstanding. No other class of voting securities was then outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter, except in the election of directors, to be voted at the Annual Meeting, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Colorado Business Corporation Act. Cumulative voting shall not be permitted in the election of directors or for any other purpose.  Each holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

A majority of the votes entitled to be cast on a matter by shareholders represented in person shall constitute a quorum.

Proposal One:  Directors are elected by a plurality of the votes cast at the Meeting on this proposal and the four nominees who receive the most votes will be elected.  Abstentions will not be taken into account in determining the outcome of the election of directors.

Proposal Two:  To be approved, this proposal must receive an affirmative vote of at least a majority of our outstanding shares of common stock.  Abstentions will have the effect of a negative vote on this proposal.

Proposal Three:  To be approved, this proposal must receive an affirmative vote of at least a majority of our outstanding shares of common stock.  Abstentions will have the effect of a negative vote on this proposal.

Proposal Four:  To be approved, this proposal must receive an affirmative majority of the total votes cast “FOR” and “AGAINST” this proposal at the Annual Meeting.  Abstentions will not be taken into account in determining the outcome of the election of directors.

We have been advised that the holders of a majority of the shares of our common stock intend to attend the Annual Meeting and vote “for” each of the proposals described in this Information Statement.  Consequently, the election of each nominee for director, the change of corporate domicile of the Company from Colorado to Nevada, the change of the name of the Company from “Birch Branch, Inc.” to “Shuncheng Energy, Inc.” and the ratification of the appointment of Samuel H. Wong & Co., LLP are assured.

If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the Annual Meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned Annual Meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

Dissenter’s Rights

Holders of our voting securities have dissenter’s rights under the Colorado Revised Statutes in connection with the proposed change of the Company’s corporate domicile from the State of Colorado to the State of Nevada.  See Proposal 2—Change of the Corporate Domicile from the State of Colorado to the State of Nevada—Dissenter’s Rights.

Costs of this Information Statement

We will bear the entire cost of furnishing this Information Statement to any shareholders who requests a hard copy rather than Internet availability. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of [*], 2011 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) each shareholder known to be the beneficial owner of more than 5% of the outstanding common stock of the Company, (ii) each of our current directors and nominees for director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group.

This table is based upon information supplied by executive officers, directors and principal shareholders and filings with the Securities and Exchange Commission (the “SEC”).  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days as of the date hereof are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person and is based on 32,047,222 shares of common stock issued and outstanding as of the date hereof.

Unless otherwise indicated, the address of each beneficial owner below is c/o Henan Shuncheng Group Coal Coke Co., Ltd., Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, PRC

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Class (1)
Shun Cheng Holdings Limited (2) P.O. Box 957 Offshore Corporations Centre Road Town, Tortola British Virgin Islands	14,799,421	46.2%
Weitian Li (3) Suite 806 1220 N. Market Street Wilmington, DE 19801	6,364,203	19.9%
USA Wall Street Capital United Investment Group Limited Suite 806 1220 N. Market Street Wilmington, DE 19801	1,829,142	5.7%

Named Executive Officers and Directors
Feng Wang	0	*	%
Dexin Li	0	*	%
Lei Wang	0	*	%
Xinshun Wang (2)	23,869,547	74.5%
Qifa Huang	0	*	%
Senshan Gong	0	*	%
All Executive Officers and Directors as a group (5 persons)	23,869,547	74.5%

* Less than one percent (1%)

(1)	Percentages are rounded to the nearest one-tenth of one percent. The percentage of class beneficially owned is based on 32,047,222 shares of common stock issued and outstanding as of as of [*], 2011.

(2)
Xinshun Wang and the sole shareholder of Shun Cheng Holdings Limited (“SC Holdings”) and various shareholders of other Shun Cheng HK Shareholders are parties to call option agreements, dated as of May 14, 2010 (collectively, the “Call Option Agreements”), pursuant to which Xinshun Wang is entitled to purchase up to 100% of the issued and outstanding shares of (i) SC Holdings and (ii) such other Shun Cheng HK Shareholders, at a price of $0.0001 per share for a period of five years upon satisfaction of certain conditions. Upon completion of the Share Exchange, SC Holdings and such shareholders of other Shun Cheng HK Shareholders owned in the aggregate approximately 74.5% of our issued and outstanding shares of common stock. Under the Call Option Agreements, Xinshun Wang also acquired the exclusive right to exercise all of the voting rights in respect of the shares of SC Holdings and the other Shun Cheng HK Shareholders subject to the agreements.

(3)
Weitian Li has sole voting and dispositive power over the shares held by USA Wall Street Capital United Investment Group Limited (1,829,142 shares), Jinmao Investment Group Limited (1,511,687 shares), Global Chinese Alliance Development Ltd. (1,511,687 shares) and USA International Finance Consulting Group Ltd. (1,511,687 shares).

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board currently has five directors.  Each member of the Board stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal.  Five directors will be elected to our Board at the Annual Meeting.  If elected, these directors will serve for a one-year term expiring at the 2012 Annual Meeting of Shareholders.  All of the nominees are currently serving as members of our Board. Each nominee has agreed to be named in this Information Statement and to serve if elected.

Information regarding our Directors

The following are biographical summaries for our nominees for election as directors:

Name	Age	Current Position	Director Since
Xinshun Wang	50	Chairman of the Board	June 2010
Feng Wang	46	President, Chief Executive Officer and Director	June 2010
Dexin Li	63	Chief Operating Officer and Director	June 2010
Qifa Huang	47	Director	June 2010
Senshan Gong	36	Director	March 2011

Xinshun Wang is a founder and sole director of our variable interest entity, Henan Shuncheng Group Coal Coke Co., Ltd. (“SC Coke”), a position he has held since February 2005. Since May 2008, Mr. Wang has also served as the General Manager of Bailianpo, in which he owns a 43.86% interest. From August 1997 to January 2005, Mr. Wang served as the general manager of Anyang Shuncheng Coal Washing Co., Ltd. Mr. Wang founded Anyang Tiexi Coal Washery in March 1991 where he worked as a factory director until July 1997. Mr. Wang serves on the board of directors of Angang Steel Group Metallurgy Furnace Co., Ltd., Anyang Commercial Bank Co. Ltd. and Bailianpo. Mr. Wang graduated from Henan Engineering School in June 2009. Mr. Wang’s experience in the coal and coke industry and the operation and management of large-scale coke and refined coal operations are valuable resources in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.

Feng Wang has served as our Chief Executive Officer since June 2010.  He was also our Chief Financial Officer from June 2010 to November 2010.  Mr. Feng Wang has served as an assistant general manager of SC Coke since January 2000 and has been responsible for SC Coke’s operations related to supply, sales and financing.  Mr. Feng Wang graduated from Zhengzhou University in 1986.  We believe Mr. Wang’s significant and diverse managerial experience with SC Coke for more than ten years, including executive and operational roles, gives him unique insights into the Company’s business, relationships, challenges, opportunities and operations.

Dexin Li has served as the general manager of SC Coke since April 2006. From July 1999 to March 2006, Mr. Li served as the factory director at Anyang Iron and Steel Group Coking Plant and from June 1989 to June 1999, he served as the deputy factory director. Mr. Li is also an executive director of the China Coking Industry Association and a director of the Henan Coking Committee of Chinese Society of Metals. Mr. Li graduated from Wuhan University of Science and Technology (former name: Wuhan Institute of Iron and Steel ) in 1985. As a general manager, Mr. Li has been responsible for all our business operations.  We believe that his expertise in coke, refined coal and other chemical products makes him qualified to serve on the Board.

Qifa Huang has served as the chief financial officer at Shanghai Kuai Lu Investment Group since March 2010. From January 2005 to March 2009, Mr. Huang served as the assistant general manager of Beijing Yongtuo Certified Public Accountants Co., Ltd. Mr. Huang subsequently served as the deputy chief accountant at Hugang International Consulting Group from April 2009 to March 2010. Mr. Huang received his bachelor’s degree from Anhui Agricultural University in 1987. Mr. Huang is a Certified Public Accountant, a registered real estate appraiser, a registered consulting engineer and a registered land appraiser. We believe that his more than twenty years of experience in audit, tax and management consultancy and knowledge of various financial matters makes him qualified to serve on the Board.

Senshan Gong has served as a director of the Company since March 2011. He has many years of oversea listing experience for Chinese operating companies. From September 2006 to May 2008, Mr. Gong served as the manager of the investment analysis department of Jinbao Intelligence United Venture Investment (Beijing) Co., Ltd. (“Jinbao”) where he was in charge of the site survey, material analysis and project selection during the early stage of Jinbao’s overseas listing process. Since June 2008, Mr. Gong has been serving as the Project Manager of USA Wall Street Capital United Investment Group Limited, the Company’s financing consultant.  In that capacity, Mr. Gong has been coordinating the communications between the Company and its Chinese and U.S. legal counsels, auditors, and various other agencies to assist the Company in fulfilling its reporting obligations. Mr. Gong graduated from Anhui Television and Radio Broadcasting University in 1998.  We believe that Mr. Gong’s experience with overseas listing and financing matters enables him to provide valuable insight to the Board.

Required Vote

To be elected, each director nominee must receive a plurality of the votes cast at the Annual Meeting.

The Board of Directors Recommends Voting “FOR” the Election of the Nominees Above.

PROPOSAL NO. 2 – CHANGE OF THE CORPORATE DOMICILE
FROM THE STATE OF COLORADO TO THE STATE OF NEVADA

The Board has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Colorado to the State of Nevada (the “Reincorporation”). If the requisite number of votes is cast in favor of the Reincorporation, the Company will accomplish the Reincorporation by domesticating in Nevada as provided in the Nevada Revised Statutes (the “NRS”) and the Colorado Revised Statutes (the “CRS”).

If the Reincorporation is approved by the shareholders, the Company will enter into a plan of conversion, a draft of which is attached hereto as Annex A, in order to effectuate the Reincorporation.  Approval of the Reincorporation will constitute approval of the plan of conversion.  At the effective time of the Reincorporation, the Company will file with the Colorado Secretary of State a statement of conversion and will also file with the Nevada Secretary of State articles of conversion and the articles of incorporation that would govern the Company as a Nevada corporation, a draft copy of which is attached as Annex B.  In addition, the Board will adopt bylaws for the resulting Nevada corporation, a draft copy of which is attached as Annex C.  Approval of the Reincorporation will constitute approval of the Nevada articles of conversion, the Nevada articles of incorporation, and the Nevada bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Colorado and subject to the CRS, the Colorado articles of incorporation and the Colorado bylaws.

Reasons for the Reincorporation

Nevada is recognized for adopting and implementing comprehensive and flexible corporate laws. The NRS is periodically revised and updated to accommodate changing legal and business needs.  We believe that Nevada corporate law is more flexible than Colorado corporate law.  We also believe that Nevada corporate law has a more substantive body of corporate law.  Because our judicial system is based largely on legal precedents, the more substantive body of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.  For these reasons, the Board believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law.  See “Comparison of Shareholder Rights under Nevada and Colorado Corporate Law and Charter Documents.”

Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on the Board because many of such candidates already will be familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the NRS.

Effects of Reincorporation

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Nevada corporation laws.
•
The resulting Nevada corporation, which we sometimes refer to in this Proposal 3 as “NevadaCo,” will continue with all of the rights, privileges and powers of the Company prior to the Reincorporation, which we sometimes refer to in this Proposal 3 as “ColoradoCo,” will possess all of the properties of ColoradoCo, will continue with all of the debts, liabilities and obligations of ColoradoCo and will continue with the same officers and directors of ColoradoCo immediately prior to the Reincorporation, as more fully described below.

•	The Company’s name will change from Birch Branch, Inc. to Shuncheng Energy, Inc.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company's common stock will continue to be traded, without interruption, on the Over-The-Counter Bulletin Board (“OTCBB”).  The Company will continue to file periodic reports and other documents with the SEC.  Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

If the Reincorporation is approved, the name change will become effective as of the date of filing the reincorporation documents, with such date being referred to as the “effective time.”  Through certain contractual arrangements, our wholly owned-subsidiaries control Henan Shuncheng Group Coal Coke Co., Ltd. (“SC Coke”).  Through SC Coke, our operations are now focused on the processing of raw coal to make refined coal and metallurgical coke, as well as certain byproducts of the coking process. Accordingly, the Board believes that “Shencheng Energy, Inc.” better reflects the current business of the Company.

At the effective time, each certificate that bears the name “Birch Branch, Inc.” will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of pre-Reincorporation shares.  However, a shareholder will not be entitled to receive any dividends or distributions payable after the reincorporation documents are effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-Reincorporation shares in exchange for certificates representing post-Reincorporation shares in accordance with the procedures set forth in the letter of transmittal.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.  Direct registration accounts and any new stock certificates that are issued after the Reincorporation becomes effective will bear the name “Shuncheng Energy, Inc,” and will give effect to the exchange.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our common stock is quoted on the OTCBB under the symbol “BRBH.” If the proposed Reincorporation is approved, it is anticipated that the stock will trade under a new symbol.  A new CUSIP number will also be assigned to the common stock following the Reincorporation.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company.  The plan of conversion provides that the Company will convert into a Nevada corporation, with all of the assets, rights, privileges and powers of ColoradoCo, and all property owned by ColoradoCo, all debts due to ColoradoCo, as well as all other causes of action belonging to ColoradoCo immediately prior to the conversion, remaining vested in NevadaCo following the conversion.  NevadaCo will remain as the same entity following the conversion.  The director and officer of ColoradoCo immediately prior to the conversion will be the director and officer of NevadaCo.  At the effective time of the Reincorporation, the name of the Company will change to “Shuncheng Energy, Inc.”

At the effective time of the Reincorporation each share of ColoradoCo common stock will automatically be converted into shares of common stock of NevadaCo.  Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares.

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the statement of conversion filed with the Secretary of State of Colorado and the articles of conversion and the Nevada certificate of incorporation filed with the Secretary of State of Nevada, in each case upon acceptance thereof by the Colorado Secretary of State and the Nevada Secretary of State.  If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable.  However, the Reincorporation may be delayed by Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Comparison of Shareholder Rights under Nevada and Colorado Corporate Law and Charter Documents

If the proposal receives shareholder approval, the Company will change its domicile to Nevada and shall thereafter be governed by the NRS instead of the CRS, and by the Nevada articles of incorporation and the Nevada bylaws (together, “Nevada Charter Documents”).  The Nevada Charter Documents will effectively replace the Colorado articles of incorporation and the Colorado bylaws (together, the “Colorado Charter Documents”) including providing officers, directors and agents of the Company with certain indemnification rights in addition to those currently provided for them under the Colorado Charter Documents.  Furthermore, the rights of shareholders of the Company will be governed by the Nevada Charter Documents.

It is not practical to describe all of the differences between the Nevada Charter Documents and the Colorado Charter Documents or all of the differences between the laws of the States of Nevada and Colorado. The following is a summary of some of the significant rights of the shareholders under Nevada and Colorado law and under the Nevada and Colorado Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Persons holding shares in the Company’s capital stock are referred to as “stockholders” under the NRS and as “shareholders” under the CRS.

Voting Rights With Respect To Extraordinary Corporate Transactions

Nevada.  Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and, (iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Colorado.  Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) none of the entities is a nonprofit corporation; and (iv) the shareholders of the surviving corporation immediately prior to the merger own at least 80% of the of the value of all interests of the surviving entity immediately after the merger and are entitled to cast votes or right to consent equal to 80% of all shareholder votes immediately after the merger.

Shareholders’ Consent without a Meeting

Nevada.  Unless otherwise provided in the articles of incorporation or bylaws, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Colorado.  Unless otherwise provided in the articles of incorporation, action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of shareholders. The Colorado Articles do not provide for a lesser vote in the case of shareholder action by written consent. Therefore, under the Colorado Charter Documents, unanimous shareholder consent is required in order to approve actions by written consent.

Dividends

Nevada.  Distributions under the NRS include (1) the direct or indirect transfer of corporate property or cash to stockholders, or (2) the incurrence of indebtedness by the corporation to or for the benefit of its stockholders. A distribution may be made in the form of a declaration or payment of a dividend, or a purchase, redemption or other acquisition of shares. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights).

Colorado. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes

Nevada.  Except under certain circumstances, Nevada law prohibits a “combination” between a corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” An “interested stockholder,” as defined under the NRS, is a person that, directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A “combination” includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other business combinations that would increase the interested stockholder’s proportionate share under the NRS are prohibited.

The following are considered to be authorized combinations:  Generally, corporations may not engage in any combination with an interested stockholder of the resident domestic corporation after the expiration of 3 years after the person first became an interested stockholder, unless (1) the combination is approved by the board of directors of the corporation before the person first became an interested stockholder, (2) a combination with an interested stockholder if the transaction by which the person became an interested stockholder was approved by the board of directors of the corporation before the person became an interested stockholder., or (3) a combination approved by vote of the holders of stock representing a majority of the outstanding shares not beneficially owned by the interested stockholder proposing the combination, or any affiliate or associate of the interested stockholder proposing the combination, at a meeting called for that purpose no earlier than three years after the person first became an interested stockholder.

The NRS also imposes requirements in connection with the acquisition of a controlling interest in a corporation. The acquiring person may obtain only such voting rights in his shares as are conferred by a resolution of the stockholders of the corporation. If the shares of the acquiring person are accorded full voting rights and the acquired shares constitute a majority of the voting power of all the outstanding shares, any stockholder whose shares were not voted in favor of authorizing the voting rights is entitled to exercise dissenters’ rights. (The NRS provisions regarding dissenters’ rights are explained below.) The NRS permits a corporation to elect not to be governed by the provisions regarding acquisition of a controlling interest, as described in this paragraph. The Company has not made such an election in the Nevada Charter.

Colorado.  The CRS does not provide guidance regarding anti-takeover provisions.

Quorum of Directors

Nevada.  Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws, a majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum.

Colorado.  Unless a greater number is required by the bylaws, a quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation’s bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporation’s bylaws may provide that a quorum consists of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number then no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

Derivative Suits

Nevada. A person may not commence a derivative action unless the person was a stockholder of the corporation at the time when the transactions complained of occurred (unless the person became a stockholder through transfer by operation of law from a person who was a stockholder at the time). The complaint must be verified and allege with particularity the efforts of the plaintiff(s) to secure the desired action from the board of directors or from the stockholders if necessary and the reasons for plaintiff(s)’ failure to secure such action or the reasons for not making the effort to secure such action. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the stockholders similarly situated.

Colorado.  A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

Special Meetings of Shareholders

Nevada.  Unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any 2 directors or the president may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to stockholders indicating the purpose(s) for the meeting and the location of the meeting, and the notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within as the bylaws may permit.

Colorado.  A special meeting of shareholders shall be held by the corporation if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, and unless otherwise specified by the bylaws, the special meeting need not be held within the state of incorporation; however if there be no place specified in the articles of incorporation or bylaws, the meeting shall be held at the corporation’s principal place of business.

Amendments to Charter

Nevada.  Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) thereof, declare the amendment’s advisability, and call for a general or special meeting.  All stockholders are entitled to vote for the consideration of the proposed amendment.  At the meeting held for said purpose and upon a canvassing of the stockholders, if it appears that the majority will affirm the amendment, the corporation’s secretary shall file with the secretary of state a certificate setting forth the amendment.  However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the stockholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

Colorado.  Unless otherwise provided in the articles of incorporation, the board of directors may, under very limited circumstances, amend the articles without shareholder approval.  Otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment.  The amendment shall be duly voted upon and will be adopted if approved by an affirmative vote by a majority of shareholders.

Notice, Adjournment and Place of Shareholders’ Meetings

Nevada.  The NRS requires that notice of stockholders’ meetings be given between 10 and 60 days before a meeting unless the stockholders waive or reduce the notice period by unanimous consent in writing. If the meeting is to be postponed for a period of more than 60 days, the corporation shall be required to fix a new record date and new notice must be sent to all stockholders of record as of that date.

Colorado.  The CRS requires that notice of shareholders’ meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is moved to more than 120 days from the originally scheduled date the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Directors

Nevada.  The Nevada bylaws provide the number of members of the Nevada Board shall not be reduced to less than one (1), and may, at any time or times, be increased or decreased by the Board of Directors. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

Colorado.  The CRS provides that a board of directors shall consist of one or more members, with the number stated in or fixed in accordance with the bylaws. Currently, the Company has five directors. Unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, then the vacancy can be filled by the shareholders, the board of directors or if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Election and Removal of Directors

Nevada.  The Nevada bylaws provide that the election of directors shall take place at an annual or special meeting of stockholders. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum.

Colorado.  The CRS provides that directors are elected at each annual meeting and hold office until the next annual meeting. Under the CRS, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal at a meeting called for the purpose of removing the director.

Transactions with Officers and Directors

Nevada.  Under the NRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) the financial interest is known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s) vote; (ii) the material facts are disclosed to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of all stockholders eligible to vote, including the interested directors’ or officers’ votes; (iii) the financial interest is unknown to the interested officer or director at the time of approval; or (iv) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Colorado.  Under the CRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) the material facts are known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a sufficient vote without counting the interested director(s)’ vote; (ii) the financial interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors’ or officers’ votes; or (iii) the  contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Limitation on Liability of Directors; Indemnification of Officers and Directors

Nevada.  Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or if the officer or director acted in good faith in the best interest of the corporation, or, with respect to a criminal action if the officer or director had no reasonable cause to believe that the conduct was unlawful. The Nevada bylaws eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Nevada law.

Article 7 of the Nevada bylaws requires the Company to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by Nevada law. Further, the Nevada bylaws permit the Company to advance expenses to a director or officer, provided that the director or officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

Indemnification rights under Nevada law are not exclusive. Accordingly, the Nevada bylaws specifically permit the Company to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, stockholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Colorado or Nevada indemnification statutes.  Additionally, the Nevada bylaws provide that the Company may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Colorado.  The CRS provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith; (ii) the person reasonably believed he was acting in his official capacity in the best interest of the corporation, or if not in his official capacity, the conduct was not opposed to the best interest of the corporation, and, (iii) in the case of any criminal proceeding, the person had no cause to believe the conduct was wrongful. However, a corporation may not limit liability in the following situations: (i) wherein a director is adjudicated liable to the corporation; or (ii) wherein a director is found to have derived an improper personal benefit from the course of action, whether or not acting within his official capacity. The CRS provides that the indemnification provided must be limited to reasonable expenses incurred in connection with the proceedings.

Dissenter’s Rights

Each shareholder of the Company is entitled to be paid the fair value of its shares in accordance with Sections 7-113-101 through 7-113-302 of the Colorado Revised Statutes (“Colorado Dissent Statute”) if the shareholder dissents to the Reincorporation.  A brief summary of the provisions of Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Annex D.

Once proposed, a corporate action that creates dissenters’ rights is to be submitted to a vote of the shareholders, whether at a shareholders’ meeting or via shareholders’ written consent.  The corporation is required to send notice to all shareholders informing them of the applicability of dissenters’ rights, accompanied by all relevant provisions of the Colorado Dissent Statute relating to dissenters’ rights.  The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, shareholders exercising the right to dissent shall send written notice to the corporation before the vote is taken at the Special Meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting shareholders must refrain from voting their shares in favor of the action.  The shareholder must either vote against the action to be taken or abstain.  Compliance with the foregoing is mandatory and if the shareholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the dissenting shareholder complies with the foregoing requirements, the shareholder may demand payment by sending such request in writing and depositing with the Company the shareholder’s certificates for certificated shares.  The shareholder maintains all rights as shareholder, except the right to transfer the shares, until such time as the opposed corporate action is taken.  The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.  A shareholder who wishes to exercise dissenters’ rights should deliver his or her written demand to Feng Wang, Chief Executive Officer, Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China Tel.: +86 (372) 323-7890.  Any shareholder who does not follow the foregoing is not entitled to payment for his shares under Colorado Dissent Statute.

Upon receipt of each demand for payment, NevadaCo, as the surviving corporation, will pay each dissenting shareholder the “fair value” of the shares.  The fair value of the shares shall be determined as of the time immediately before the opposed corporate action becomes effective.  If the dissenting shareholder is dissatisfied with the fair value of the shares fixed by the Company, the shareholder may reject in total the Company’s offer and send to the Company, in writing, an estimate of what such shareholder considers fair value, plus any interest due if: (i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; or (ii) if the Company fails to make payment within 60 days from the final day that demands for payment would be received; or (iii) if the Colorado corporation, ColoradoCo, does not take the action opposed by the shareholder and fails to return the deposited share certificates.  A dissenting shareholder loses the right to demand payment if he fails to respond to the Company within 30 days of the day the Company made or offered payment for the dissenter’s shares.

If the dissenting shareholders and the Company are unable to agree on the fair value of the shares, then the Company may commence a proceeding in the Colorado courts within 60 days after the receipt of the dissenter’s notice of estimate of fair value and interest owed.  If the Company does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded.  If the proceeding is properly commenced, the court will determine the fair value of the shares.

The foregoing is merely a summary of the dissenters’ rights as provided within the Colorado Dissent Statute.  Shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law.  Failure to follow the procedures of the Colorado Dissent Statute may result in the loss of all dissenters’ rights.

Required Vote

To be approved, this proposal must receive an affirmative majority of our outstanding common stock.  A vote in favor of this proposal is a vote to approve the plan of conversion and therefore the Reincorporation.  A vote in favor of this proposal is also effectively a vote in favor of the Nevada Charter Documents and the change in name of the Company to Shencheng Energy, Inc.

The Board of Directors Recommends Voting “FOR” the Change of Corporate Domicile from the State of Colorado to the State of Nevada.

PROPOSAL NO. 3 – AMENDMENT OF THE COMPANY’S
ARTICLES OF INCORPORATION TO CHANGE THE
COMPANY’S NAME TO “SHUNCHENG ENERGY, INC.”

General

The Board has approved and recommends to the shareholders a proposal to change the Company’s name from “Birch Branch, Inc.” to “Shuncheng Energy, Inc.” (the “Name Change”).

Reasons for the Name Change

The Board believes that changing the name of the Company is in the Company’s best interest, even if the Reincorporation does not receive the requisite approval of the shareholders.  Through our variable interest entity, Henan Shuncheng Group Coal Coke Co., Ltd. (“SC Coke”), who has entered certain contractual arrangements with our wholly owned subsidiary Anyang Shuncheng Energy Technology Co., Ltd.,   our operations are now focused on the processing of raw coal to make refined coal and metallurgical coke, as well as certain byproducts of the coking process. Accordingly, the Board believes that Shencheng Energy, Inc. better reflects the current business of the Company, regardless of whether the Company is reincorporated into Nevada.

Effect of the Name Change

The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s stock on the OTCBB. If the change of name proposal is passed by the shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, Shuncheng Energy, Inc. will be issued.

Currently our common stock is quoted on the OTCBB under the symbol “BRBH.” If the proposed Name Change is approved, it is anticipated that the stock will trade under a new symbol.  A new CUSIP number will also be assigned to the common stock following the Name Change.

The Name Change, if approved, will become effective upon the filing of articles of amendment with the Secretary of State of the State of Colorado, which we would expect to do as soon as practicable after the Name Change is approved by the shareholders. However, we do not expect to file such articles of amendment if the Reincorporation, as described in Proposal 2 above, is approved by the shareholders.  Instead, if the Reincorporation is approved, the Company’s name will be changed to Shuncheng Energy, Inc. pursuant to the plan of conversion.

Required Vote

To be approved, this proposal must receive an affirmative majority of our outstanding common stock.

The Board of Directors Recommends Voting “FOR” the Amendment of the Company’s Articles of Incorporation to Change the Company’s Name to “Shuncheng Energy, Inc.”

PROPOSAL NO. 4 – RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of Samuel H. Wong & Co., LLP (“SHW”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011. SHW was engaged to serve as our independent registered public accounting firm on August 4, 2010.  The engagement of SHW was approved by the Board.  Representatives of SHW will be present at the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders.

Cordovano and Honeck, LLP (“Cordovano”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2009 and since May 11, 2009 when Cordovano replaced Ronald R. Chadwick, PC (the “Former Accountant”).  On August 4, 2010, we dismissed Cordovano as our independent registered public accounting firm. The dismissal was approved by the Board.

The report of Cordovano on the Company’s financial statements for the fiscal year ended June 30, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern. Additionally, during fiscal 2009 and any subsequent interim period, there were no disagreements with Cordovano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While Cordovano was engaged by the Company, there was no disagreement with Cordovano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreement, if not resolved to the satisfaction of Cordovano, would have caused Cordovano to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the Company’s 2007 and 2008 fiscal years and during all subsequent interim periods preceding the dismissal of the Former Accountant as of May 11, 2009, there was no disagreement between the Company and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Prior to engaging SHW, the Company did not consult with SHW regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by SHW on the Company’s financial statements, and SHW did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of SHW to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Board will reconsider the selection, although the Board will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

Required Vote

To be approved, this proposal must receive an affirmative majority of the total votes cast at the Annual Meeting “FOR” and “AGAINST” this proposal.

The Board of Directors Recommends Voting “FOR” Ratification of the Appointment of our Independent Registered Public Accounting Firm.

CORPORATE GOVERNANCE

Pursuant to the Colorado Corporations and Associations Act and the Company’s bylaws, the Company’s business and affairs are managed by or under the direction of the Board. Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board. We currently have five members on our Board.

During 2010, the Board held two meetings.  Each incumbent Director attended more than 50% of the total number of meetings of the Board of Directors in 2010. Although, we do not have a policy requiring all Directors to attend annual meetings of shareholders, we expect all Directors to attend, absent extenuating circumstances.  Our Board has no separate committees and our Board acts as the audit committee and the compensation committee.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•
the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•
the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a formal policy as to whether the role of the Chairman and the Chief Executive Officer should be separate; rather the Board evaluates its leadership structure on an ongoing basis.  The decision on whether to combine or separate the Chairman and Chief Executive Officer role is determined on the basis of what the Board considers to be best for the Company at any given point in time.  The Company’s current leadership structure separates the role of Chairman and Chief Executive Officer.  Presently, the Board believes that the separation of the two roles is appropriate because it, among other things, provides an important balance of responsibilities with the Chairman directing Board operations and leading the Board in its oversight of management, and the Chief Executive Officer focusing on developing and implementing the Company’s board-approved strategies and managing its day-to-day business.  Further, the Board believes this structure provides for increased independence between the Board and management.

The Board has an active role in overseeing the Company’s risk management.  The Board reviews information presented by management regarding the Company’s business and operations risks, including those relating to financial, safety, compliance and security risks, and monitors risk areas through Board reports and discussions regarding risk areas at Board meetings.  The Board also reviews and approves corporate goals and capital budgets on an annual basis.  Because the Company does not have an audit committee, the Board is also responsible for oversight of the Company’s policies with respect to risk assessment and risk management and major financial risk exposures facing the Company and the steps the Company has taken to monitor and control such exposures. The Board is also responsible for the oversight of the Company’s compliance with legal and regulatory requirements, which represent many of the most significant risks we face.

Committees of the Board of Directors

Our Board has no separate committees and our Board acts as the audit committee and the compensation committee.  We do not have an audit committee financial expert serving on our Board.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, because of the small number of persons involved in the management of the Company.

Shareholder Communications

The Board welcomes your questions and comments. If you would like to communicate directly with the Board, our non-management directors as a group or Mr. Xinshun Wang, our chairman of the Board, then you may submit your communication to our Secretary at Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China specifying the intended recipient(s). Communications and concerns will be forwarded to the Board, our non-management directors as a group or our non-executive chairman, as appropriate.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of May 27, 2011, and their positions are shown below.  Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name	Age	Current Position
Feng Wang	46	President and Chief Executive Officer
Lei Wang	42	Chief Financial Officer
Dexin Li	63	Chief Operating Officer

Feng Wang is our President, Chief Executive Officer, interim Chief Financial Officer and a director. See the description of his business experience above under “Proposal 1—Election of Directors.”

Dexin Li is our Chief Operating Officer and a director. See the description of his business experience above under “Proposal 1—Election of Directors.”

Lei Wang has two decades of experience in accounting and financial management with companies in a diversity of industries.  Before joining us, since January 21, 2010 Mr. Wang had served as the M&A manager at PANSOFT, a NASDAQ company, where he managed company’s portfolio and oversaw the company’s compliance with U.S. GAAP.  Between January 9, 2006 and January 10, 2009, Mr. Wang held the finance manager position at Sun Moon Star, a Singapore publicly traded company, where he took charge in monitoring accounting procedures and preparing financial reports.  Between January 5, 2005 and January 6, 2006, Mr. Wang was an accountant at Oriental Health-Well Medicine, a UK company, where he was responsible for recording and verifying account journal entries and reviewing internal accounting procedures. Before that, Mr. Wang served as financial executives at a variety of companies in China for more than 10 years.  Mr. Wang received his MBA degree from the University of Northumbira in UK in 2005.  Mr. Wang became a qualified E.C.D.L. (European Computer Driving License) at Gateshead College in 2009 and a qualified AAT (Association of Accounting Technicians) at Tyne Metropolitan College in 2008.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to Feng Wang, Dexin Li and Lei Wang for all services rendered in all capacities to us and our subsidiaries in 2010 and 2009.  These executive officers are referred to as the “named executive officers” throughout this information statement.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)

Feng Wang	2010	5,263	53,216	58,479
President, Chief Executive Officer,	2009	5,263	53,216	58,479
interim Chief Financial Officer and Director

Dexin Li	2010	5,263	53,216	58,479
Chief Operating Officer and Director	2009	5,263	53,216	58,479

Lei Wang	2010	3,788	41,668	45,456
Chief Financial Officer	2009	–	–	–

We have not granted any options or made any stock awards to the named executive officers.  Accordingly, there were no outstanding equity awards at 2010 fiscal year end.  Likewise, none of our named executive officers exercised any options or similar instruments nor did any restricted stock, restricted stock units or similar instruments become vested with respect to any named executive officer in fiscal 2010.

Employment Agreements

Feng Wang

On June 28, 2010, we entered into an employment agreement with Feng Wang, our President, Chief Executive Officer and interim Chief Financial Officer.  The term of the employment agreement is five years, unless earlier terminated.  The employment agreement provides that Mr. Wang’s annual base salary during the term shall be $5,270, which amount may be increased from time to time by the Board.  In addition, the employment agreement provides that Mr. Wang is entitled to discretionary bonuses as may be determined by the Board and may participate in any employee stock option plan adopted by the Company.  The employment agreement also provides that the Company shall at its own expense provide Mr. Wang and his eligible dependents with the medical, health and social insurance coverage provided by the Company generally to its executives or at Mr. Wang’s option in an annual amount not to exceed $5,270.  In addition, the employment agreement provides that the Company shall provide Mr. Wang with long term disability and life insurance in amounts to be determined by the Board.  The employment agreement provides that Mr. Wang shall be entitled to any and all other executive or “fringe” benefits which the Company may make available to its other executive officers, including tax filing preparation services for the first year in an amount not to exceed $1,464.

The employment agreement provides that if the Company terminates the employment agreement without “Good Cause” or if Mr. Wang resigns for “Good Reason,” Mr. Wang will be entitled to receive as severance (A) his then-current base salary for a period of twelve months following his termination or resignation, as applicable, and (B) all granted but unvested options held by Mr. Wang shall immediately vest and shall be exercisable as of the date of such termination or resignation.

“Good Cause” means (A) the commission of a felony, or a crime involving moral turpitude, or the commission of any other act or omission involving dishonesty, disloyalty, or fraud with respect to the Company; (B) conduct tending to bring the Company or any of its affiliates into substantial public disgrace or disrepute; (C) substantial and repeated failure to perform duties as reasonably directed by the Board; (D) gross negligence or willful misconduct with respect to the Company or any of its affiliates; or (E) any material misrepresentation by Mr. Wang under the employment agreement; provided, however, that such Good Cause shall not exist unless the Company shall first have provided the Mr. Wang with written notice specifying in reasonable detail the factors constituting such Good Cause, as applicable, and such factors shall not have been cured by the Mr. Wang within thirty (30) days after such notice or such longer period as may reasonably be necessary to accomplish the cure.

“Good Reason” means the occurrence of any of the following: (A) the assignment to Mr. Wang of any duties inconsistent in any material respect with his then position or any other action or actions by the Company which when taken as a whole results in a significant diminution in Mr. Wang’s position; (B) a material breach by the Company of one or more provisions of this Agreement, subject to the Company’s right to cure such breach within 30 days following written notice thereof; (C) any purported termination by the Company of Mr. Wang’s employment otherwise than as expressly permitted by his employment agreement; (D) a “Change in Control” occurs.

“Change in Control” means the occurrence of any of the following: (A) a person (other than a person who is an officer or director of the Company on the effective date of his employment agreement)  becomes, or obtains the right to become, the beneficial owner of the Company’s securities having fifty one percent (51%) or more of the combined voting power of then outstanding securities of the Company; (B) the Company consummates a merger in which it is not the surviving entity; (C) all or substantially all of the Company’s assets are sold; or (D) the Company’s shareholders approve the dissolution or liquidation of the Company.

Dexin Li

On June 28, 2010, we entered into an employment agreement with Dexin Li, our Chief Operating Officer.  The term of the employment agreement is five years, unless earlier terminated.  The employment agreement provides that Mr. Li’s annual base salary during the term shall be $5,270, which amount may be increased from time to time by the Board.  In addition, the employment agreement provides that Mr. Li is entitled to discretionary bonuses as may be determined by the Board and may participate in any employee stock option plan adopted by the Company.  The employment agreement also provides that the Company shall at its own expense provide Mr. Li and his eligible dependents with the medical, health and social insurance coverage provided by the Company generally to its executives or at Mr. Li’s option in an annual amount not to exceed $5,270.  In addition, the employment agreement provides that the Company shall provide Mr. Li with long term disability and life insurance in amounts to be determined by the Board.  The employment agreement provides that Mr. Li shall be entitled to any and all other executive or “fringe” benefits which the Company may make available to its other executive officers, including tax filing preparation services for the first year in an amount not to exceed $1,464.

The employment agreement provides that if the Company terminates the employment agreement without “Good Cause” or if Mr. Li resigns for “Good Reason,” Mr. Li will be entitled to receive as severance (A) his then-current base salary for a period of twelve months following his termination or resignation, as applicable, and (B) all granted but unvested options held by Mr. Li shall immediately vest and shall be exercisable as of the date of such termination or resignation.

“Good Cause” means (A) the commission of a felony, or a crime involving moral turpitude, or the commission of any other act or omission involving dishonesty, disloyalty, or fraud with respect to the Company; (B) conduct tending to bring the Company or any of its affiliates into substantial public disgrace or disrepute; (C) substantial and repeated failure to perform duties as reasonably directed by the Board; (D) gross negligence or willful misconduct with respect to the Company or any of its affiliates; or (E) any material misrepresentation by Mr. Li under the employment agreement; provided, however, that such Good Cause shall not exist unless the Company shall first have provided the Mr. Li with written notice specifying in reasonable detail the factors constituting such Good Cause, as applicable, and such factors shall not have been cured by the Mr. Li within thirty (30) days after such notice or such longer period as may reasonably be necessary to accomplish the cure.

“Good Reason” means the occurrence of any of the following: (A) the assignment to Mr. Li of any duties inconsistent in any material respect with his then position or any other action or actions by the Company which when taken as a whole results in a significant diminution in Mr. Li’s position; (B) a material breach by the Company of one or more provisions of this Agreement, subject to the Company’s right to cure such breach within 30 days following written notice thereof; (C) any purported termination by the Company of Mr. Li’s employment otherwise than as expressly permitted by his employment agreement; (D) a “Change in Control” occurs.

“Change in Control” means the occurrence of any of the following: (A) a person (other than a person who is an officer or director of the Company on the effective date of his employment agreement)  becomes, or obtains the right to become, the beneficial owner of the Company’s securities having fifty one percent (51%) or more of the combined voting power of then outstanding securities of the Company; (B) the Company consummates a merger in which it is not the surviving entity; (C) all or substantially all of the Company’s assets are sold; or (D) the Company’s shareholders approve the dissolution or liquidation of the Company.

Lei Wang

On November 15, 2010, we entered into an employment agreement with Lei Wang, our Chief Financial Officer.  The term of the employment agreement is five years, unless earlier terminated.  The employment agreement provides that Mr. Wang’s annual base salary during the term is approximately $46,500.  In addition, the employment agreement provides that Mr. Wang is entitled to receive an option to purchase a total of 318,250 shares of the Company’s common stock at an exercise price of $4.00 per share, which option shall vest and become exercisable on November 14, 2013, provided that the he has served the full employment term and the Company is listed on a senior exchange on such date.  Upon Mr. Wang’s termination, his employment agreement provides that he will be entitled to receive (A) all accrued and unpaid base salary through the date of termination and (B) reimbursement for any unreimbursed expenses properly incurred through the date of termination.

Director Compensation

The following table sets forth information regarding each element of compensation that we paid or awarded to the members of the Board in fiscal 2010.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Xinshun Wang	87,179	(1)	-	-	-	87,179

Qifa Huang	-		-	-	-	-

Senshan Gong	-		-	-	-	-

(1)	Consists of an annual salary of $5,263 and a cash bonus of $82,475 for the fiscal year ended December 31, 2010.

On June 28, 2010, we entered into an employment agreement with Xinshun Wang, the Chairman of our Board.  The term of the employment agreement is five years, unless earlier terminated.  The employment agreement provides that Mr. Wang’s annual base salary during the term shall be $5,270, which amount may be increased from time to time by the Board.  In addition, the employment agreement provides that Mr. Wang is entitled to discretionary bonuses as may be determined by the Board and may participate in any employee stock option plan adopted by the Company.  The employment agreement also provides that the Company shall at its own expense provide Mr. Wang and his eligible dependents with the medical, health and social insurance coverage provided by the Company generally to its executives or at Mr. Wang’s option in an annual amount not to exceed $5,270.  In addition, the employment agreement provides that the Company shall provide Mr. Wang with long term disability and life insurance in amounts to be determined by the Board.  The employment agreement provides that Mr. Wang shall be entitled to any and all other executive or “fringe” benefits which the Company may make available to its other executive officers, including tax filing preparation services for the first year in an amount not to exceed $1,464.

The employment agreement provides that if the Company terminates the employment agreement without “Good Cause” or if Mr. Wang resigns for “Good Reason,” Mr. Wang will be entitled to receive as severance (A) his then-current base salary for a period of twelve months following his termination or resignation, as applicable, and (B) all granted but unvested options held by Mr. Wang shall immediately vest and shall be exercisable as of the date of such termination or resignation.

“Good Cause” means (A) the commission of a felony, or a crime involving moral turpitude, or the commission of any other act or omission involving dishonesty, disloyalty, or fraud with respect to the Company; (B) conduct tending to bring the Company or any of its affiliates into substantial public disgrace or disrepute; (C) substantial and repeated failure to perform duties as reasonably directed by the Board; (D) gross negligence or willful misconduct with respect to the Company or any of its affiliates; or (E) any material misrepresentation by Mr. Wang under the employment agreement; provided, however, that such Good Cause shall not exist unless the Company shall first have provided the Mr. Wang with written notice specifying in reasonable detail the factors constituting such Good Cause, as applicable, and such factors shall not have been cured by the Mr. Wang within thirty (30) days after such notice or such longer period as may reasonably be necessary to accomplish the cure.

“Good Reason” means the occurrence of any of the following: (A) the assignment to Mr. Wang of any duties inconsistent in any material respect with his then position or any other action or actions by the Company which when taken as a whole results in a significant diminution in Mr. Wang’s position; (B) a material breach by the Company of one or more provisions of this Agreement, subject to the Company’s right to cure such breach within 30 days following written notice thereof; (C) any purported termination by the Company of Mr. Wang’s employment otherwise than as expressly permitted by his employment agreement; (D) a “Change in Control” occurs.

“Change in Control” means the occurrence of any of the following: (A) a person (other than a person who is an officer or director of the Company on the effective date of his employment agreement)  becomes, or obtains the right to become, the beneficial owner of the Company’s securities having fifty one percent (51%) or more of the combined voting power of then outstanding securities of the Company; (B) the Company consummates a merger in which it is not the surviving entity; (C) all or substantially all of the Company’s assets are sold; or (D) the Company’s shareholders approve the dissolution or liquidation of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and are required to furnish copies to the Company. To the best of the Company’s knowledge, any reports required to be filed were timely filed in fiscal year ended December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 14, 2010, we entered into a Share Exchange Agreement with the former principal shareholders of the Company, Shun Cheng Holdings Hongkong Limited, a privately-held company organized under the laws of Hong Kong (“Shun Cheng HK”), and the former shareholders of Shun Cheng HK (the “Share Exchange Agreement”).  Pursuant to the terms of the Share Exchange Agreement, we acquired all of the issued and outstanding shares of Shun Cheng HK from the Shun Cheng HK shareholders in exchange for the issuance by us to the Shun Cheng HK shareholders of an aggregate of 30,233,750 newly-issued shares of our common stock (the “Share Exchange”), which constituted approximately 95% of our then issued and outstanding shares of common stock.

On May 23, 2010, Xinshun Wang, our Chairman and sole director of SC Coke, entered into a tax indemnity agreement with SC Coke, pursuant to which Xinshun Wang agreed to indemnify SC Coke for any interest, penalties or other related extra costs resulting from the prior and any future tax underpayments in tax years in which he managed and operated SC Coke, and any such indemnity payment will be solely deducted from the principal amount of the loan Xinshun Wang provided to SC Coke.

On May 23, 2010, SC Coke entered into a loan agreement with Xinshun Wang regarding outstanding loans to SC Coke of $35.6 million as at December 31, 2009.  The principal terms of the loan are: (a) 12 year term, beginning as of December 31, 2009 to December 31, 2021, (b) 3% fixed annual interest on a non-compounded basis over the term of the loan, (c) SC Coke has the option, but not the obligation, to pay interest for the first two years, (d) 10 year equal payments beginning December 31, 2012 to December 31, 2021, and (e) the lender has no ability to call a default.  Additionally, on May 31, 2010 SC Coke’s sole director agreed to indemnify SC Coke from any underpayment of its income tax in prior and future years, and all associated interest, penalties and costs as a result of such underpayment, up to a maximum of $35.6 million.

On June 1, 2010, SC Coke entered into a Listing & Financing Consultancy Agreement (the “Financing Consultancy Agreement”) with USA Wall Street Capital United Investment Group Limited (“USA Wall Street”) where Senshan Gong, one of our directors, has been serving as the Project Manager since June 2008. Pursuant to the Financing Consultancy Agreement, USA Wall Street agreed to provide financial consultancy services.  Pursuant to the terms of the Financing Consultancy Agreement, USA Wall Street provided financial consulting services to SC Coke prior to and in connection with the Share Exchange in exchange for which it was entitled to receive 20% of the equity of Shun Cheng HK.  In connection with the closing of the Share Exchange, USA Wall Street, collectively with other entities under common control with it, received 6,364,203 shares of common stock of the Company.

On June 28, 2010, the Company issued to SCM Capital, LLC two warrants.  The first warrant entitles the holder to purchase 1,922,833 common shares, at an exercise price of $4.50 per share.  The second warrant entitles the holder to purchase 6% of the number of common shares issued and outstanding immediately following the closing of a private financing resulting in gross proceeds of $25 million or more, less 1,922,833 common shares.  Neither warrant is exercisable until the closing of such private financing, and each warrant is subject to forfeiture in the event such private financing is not closed on or prior to August 31, 2010.

On July 20, 2010, SC Coke entered into a loan agreement with Bank of China, Anyang Branch.  The principal amount of the secured loan is approximately $2,937,461.  The secured loan carries an interest rate of 5.841% per annum, is due on July 20, 2011, and is personally guaranteed by the SC Coke shareholders, one of whom is Xinshun Wang, our Chairman, and a third party guarantor.

AUDIT COMMITTEE REPORT

As described under “Corporate Governance — Committees of the Board of Directors,” the Board acts in place of a separate Audit Committee. The Board oversees the Company’s financial reporting process. Company management has primary responsibility for preparation of the financial statements and the overall reporting process, including the Company’s system of internal control.

In fulfilling its oversight responsibilities, the Board reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2010 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board also discussed with SHW, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vo1. AU section 380), as adopted by the Public Company Accounting Oversight Board.

In addition, the Board received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Board concerning independence and discussed with SHW its independence from the Company and the Company’s management.

Based on the reviews and discussions described in the preceding paragraphs, the Board decided that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

Respectfully submitted by the members of the Board of Directors.

Xinshun Wang, Chairman
Feng Wang, Member
Dexin Li, Member
Qifa Huang, Member
Senshan Gong, Member

PUBLIC ACCOUNTANT FEES AND SERVICES

Fees and Services

The following table summarizes the aggregate fees billed to the company by its current independent registered public accounting firm, SHW for the fiscal year ended December 31, 2010 and by its former independent registered public accounting firm, Cordovano, for the fiscal year ended December 31, 2009.

	2010	2009
Audit fees	$173,000	$150,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$173,000	$150,000

Audit Fees — This category consists of the aggregate fees billed or accrued for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

Audit Related Fees — The Company was not billed for fees for audit related services for the years ended December 31, 2010 and 2009.

Tax Fees — The Company was not billed for professional services rendered for tax compliance, tax advice, and tax planning for fiscal years ended December 31, 2010 and 2009.

All Other Fees — The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended December 31, 2010 and 2009.

SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

We anticipate that we will hold our 2012 Annual Meeting of Shareholders on or about [*], 2012. Shareholder proposals intended for inclusion for consideration at our 2012 Annual Meeting of Shareholders should be submitted in accordance with the procedures prescribed by Rule 14a-8 promulgated under the Exchange Act and sent to the Secretary at Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China. Such proposals must be submitted no earlier than [*], 2012 and no later than [*], 2012.

Pursuant to our bylaws, any holder of our common stock entitled to attend and vote at an annual meeting may nominate persons for election as directors if written notice of such shareholder’s intent to nominate such persons is received by the Secretary at Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China during the period provided in our bylaws.

ANNUAL REPORT

Upon written request to Corporate Secretary, Birch Branch, Inc., at Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China, we will provide without charge to each person requesting a copy of our proxy statement, or annual report on Form 10-K for the year ended December 31, 2010, including the financial statements filed therewith.  We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC.  You may obtain such SEC filings from the SEC’s website at http://www.sec.gov.  You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

HOUSEHOLDING INFORMATION

SEC regulations permit the Company to send a single set of meeting materials, which includes this Proxy Statement, the Annual Report to Shareholders and the Notice of Internet Availability of Proxy Materials, to two or more shareholders that share the same address.  Upon written or oral request, the Company will promptly deliver a separate set of meeting materials to a shareholder at a shared address that only received a single set of meeting materials for this year. If a shareholder would prefer to receive his or her own copy of the meeting materials, please contact Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Chun Road Intersection, Anyang County, Henan Province 455141, People’s Republic of China Tel.: +86 (372) 323-7890.  Similarly, if a shareholder would like to receive his or her own set of the Company’s meeting materials in future years or if a shareholder shares an address with another shareholder and both would like to receive only a single set of the Company’s meeting materials in future years, please contact us at the above address and telephone number.

OTHER MATTERS

Other than as described above, our Board knows of no matters to be presented at the Annual Meeting.

Date: [*], 2011	For the Board of Directors of

Birch Branch, Inc.

	By:	/s/ Feng Wang
Feng Wang
President, Chief Executive Officer

PLAN OF CONVERSION OF

BIRCH BRANCH, INC., a Colorado corporation,

INTO

SHUNCHENG ENERGY, INC., a Nevada corporation

This PLAN OF CONVERSION (this “Plan”), dated as of ________, 2011, is hereby adopted by Birch Branch, Inc., a Colorado corporation (“BB-Colorado”), in order to set forth the terms, conditions and procedures governing the conversion of BB-Colorado into a Nevada corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”) and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”).

WHEREAS, BB-Colorado’s Board of Directors has approved the Conversion (as defined below) and has submitted this Plan to the shareholders of BB-Colorado for approval;

NOW, THEREFORE, BB-Colorado does hereby adopt this Plan to effectuate the conversion of BB-Colorado into a Nevada corporation as follows:

Section 1.             Conversion.  Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the NRS, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Section 92A.195 of the NRS, BB-Colorado shall convert (referred to herein as the “Conversion”) into a Nevada corporation (referred to herein as “BB-Nevada”) at the Effective Time (as defined below).  BB-Nevada shall thereafter be subject to all of the provisions of the NRS, except that the existence of BB-Nevada shall be deemed to have commenced on the date BB-Colorado commenced its existence in Colorado.

Section 2.            Effect of Conversion.  Following the Conversion, BB-Nevada shall, for all purposes of the laws of the State of Nevada and Colorado, be deemed to be the same entity as BB-Colorado.  Upon the Effective Time, all of the rights, privileges and powers of BB-Colorado, and all property, real, personal and mixed, and all debts due to BB-Colorado, as well as all other things and causes of action belonging to BB-Colorado, shall remain vested in BB-Nevada and shall be the property of BB-Nevada and the title to any real property vested by deed or otherwise in BB-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of BB-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of BB-Colorado shall remain attached to BB-Nevada and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Nevada corporation.  The rights, privileges, powers and interests in property of BB-Colorado, as well as the debts, liabilities and duties of BB-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to BB-Nevada for any purpose of the laws of the State of Nevada.  The Conversion shall not be deemed to affect any obligations or liabilities of BB-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto.  BB-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of BB-Colorado and shall constitute a continuation of the existence of BB-Colorado in the form of a Nevada corporation.

Section 3.             Effective Time.  Provided that this Plan has not been terminated, abandoned or deferred pursuant to Section 11, the Conversion shall be effected as soon as practicable after the shareholders of BB-Colorado have approved this Plan.  Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA and (b) the filing with the Secretary of State of the State of Nevada of (i) a duly executed Articles of Conversion meeting the requirements of Section 92A.205  of the NRS, and (ii) the Certificate of Incorporation of BB-Nevada in the form specified below (the “Effective Time”).

Section 4.              Governance and Other Matters Related to BB-Nevada.

(a)          Certificate of Incorporation.  At the Effective Time, the Certificate of Incorporation of BB-Nevada shall be substantially in the form of Exhibit A attached hereto and shall be filed with the Nevada Secretary of State.

(b)          Bylaws.  At the Effective Time, the Bylaws of BB-Nevada shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of BB-Nevada.  Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of BB-Nevada as provided in the Certificate of Incorporation and Bylaws of BB-Nevada.

(c)          Directors and Officers.  The members of the Board of Directors and the officers of BB-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of BB-Nevada until the expiration of their respective terms of office and until their successors have been elected and qualified, or until their earlier death, resignation or removal.  After the Effective Time, BB-Nevada and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

Section 5.             Effect of the Conversion on the Common Stock of BB-Colorado.  Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of BB-Colorado, BB-Nevada or any shareholder thereof, each share of common stock, no par value per share, of BB-Colorado (the “Colorado Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of BB-Nevada (the “Nevada Common Stock”).

Section 6.              Stock Certificates.  From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Nevada Common Stock into which the shares represented by such certificates have been converted as provided herein.  The registered owner on the books and records of BB-Nevada or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to BB-Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of BB-Nevada evidenced by such outstanding certificate as provided above.

Section 7.             Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan and other similar plans to which BB-Colorado is then a party shall be automatically assumed by, and continue to be the plan of, BB-Nevada, without further action by BB-Colorado or BB-Nevada.  To the extent any employee benefit plan, incentive compensation plan or other similar plan provides for the issuance or purchase of, or otherwise relates to, Colorado Common Stock, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Nevada Common Stock.

Section 8.             Outstanding Awards.  At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the Colorado Common Stock shall, by virtue of the Conversion and without any further action on the part of BB-Colorado, BB-Nevada or the holder thereof, continue on the same terms and conditions and be assumed by BB-Nevada, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Nevada Common Stock.

Section 9.             Further Assurances.  If, at any time after the Effective Time, BB-Nevada shall determine or be advised that any agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to carry out the purposes of this Plan, BB-Nevada and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of BB-Colorado all such agreements, documents and assurances and do, in the name and on behalf of BB-Colorado, all such other acts and things necessary, desirable to carry out the purposes of this Plan and the Conversion.

Section 10.           Amendment.  This Plan may be amended by the Board of Directors of BB-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of BB-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the NRS, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of BB-Colorado.

Section 11.           Termination or Deferral.  At any time before the Effective Time, this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of BB-Colorado, notwithstanding the approval of this Plan by the shareholders of BB-Colorado, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of BB-Colorado, such action would be in the best interest of BB-Colorado and its shareholders.  In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of BB-Colorado or its Board of Directors or shareholders with respect thereto.

Section 12.           Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 13.           Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, The parties hereto have executed this Plan of Conversion as of __, 2011.

BIRCH BRANCH, INC.,
a Colorado corporation.

By:
Title:

ARTICLES OF INCORPORATION
OF
SHUNCHENG ENERGY, INC.

FIRST. The name of the corporation is Shuncheng Energy, Inc..

SECOND. The name and address of its resident agent is [__________].

THIRD. The total number of shares of capital stock which may be issued by the corporation is five hundred fifty million (550,000,000), of which five hundred million (500,000,000) shares shall be Common Stock of no par value per share (hereinafter referred to as the “Common Stock”) and fifty million (50,000,000) shares shall be Preferred Stock of no par value per share (hereinafter referred to as the “Preferred Stock”).

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock and the manner in which shares of stock are to be voted for the election of directors are as follows:

PREFERRED STOCK

The Preferred Stock shall be all of one class but may be issued from time to time in one or more series, each of such series to have such full or limited voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights or qualifications, limitations or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issue of such series as may be adopted by the board of directors as hereinafter provided.

Authority is hereby expressly granted to and vested in the board of directors, subject to the provisions of this Article FOURTH, to authorize one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issue of such series:

(a)  the number of shares to constitute such series and the distinctive designation thereof;

(b)  the dividend rate on the shares of such series, dividend payment dates, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate;

(c)  whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the holders of the shares of such series shall be entitled to receive upon the redemption thereof;

(d)  whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(e)  whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments relating to changes in the outstanding shares of such other class or classes or series of the same class of stock into which it is convertible or exchangeable for or otherwise, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(f)  the preferences, if any, and the amounts thereof, which the shares of such series shall be entitled to receive upon the voluntary and involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(g)  the voting power, if any, of the shares of such series, which voting power may include, at the option of the board of directors, provisions for increasing the number of directors by two or more and for the election of that number of members of the board of directors by the holders of shares of such series in the event that dividends payable on such series shall be in default in an amount equivalent to six full quarter-yearly dividends on all shares of such series at the time outstanding; and

(h)  such other special rights and protective provisions as the board of directors may deem advisable.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the board of directors may at any time thereafter authorize the issuance of additional shares of the same series.

COMMON STOCK

Each share of Common Stock shall be equal in all respects to every other share of Common Stock of the corporation. Each share of Common Stock shall be entitled to one vote per share at each annual or special meeting of stockholders for the election of directors and upon any other matter coming before such meeting. Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the board of directors out of any funds of the corporation legally available therefor. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of each series of the Preferred Stock shall have been paid in full, the amounts to which they respectively shall be entitled under this Article FOURTH, the remaining assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

The holders of Common Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

VOTING

No holder of shares of capital stock possessing voting power shall have the right to cumulate his or her voting power in the election of directors.

FIFTH. The members of the governing board shall be known as directors and the number thereof shall be not less than one nor more than fifteen, the exact number to be fixed by the by-laws of the corporation; provided that the number so fixed by the by-laws may be increased or decreased within the limit above specified from time to time by by-law.

SIXTH. The capital stock, after the amount of the subscription price, or par value, if greater, has been paid in shall be subject to no further assessment to pay the debts of the corporation.

SEVENTH. At each meeting of holders of shares of capital stock for the election of directors at which a quorum is present, a nominee for election as a director in an uncontested election shall be elected to the board of directors if the number of votes cast for such nominee’s election exceeds the number of votes cast against such nominee’s election.  For purposes of this Article SEVENTH, abstentions will not be considered votes cast for or against a nominee at the meeting. Notwithstanding the foregoing, if the number of candidates exceeds the number of directors to be elected, then, in that election, the nominees receiving the greatest number of votes shall be elected.

For purposes of this Article SEVENTH, an “uncontested election” means any meeting of holders of shares of capital stock at which the number of nominees does not exceed the number of directors to be elected and with respect to which no holder of capital stock has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with the by-laws, as they may be amended from time to time, or, if such a notice has been submitted with respect to such meeting, on or before the tenth day prior to the date that the corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether or not it is thereafter revised or supplemented), each such notice with respect to such meeting has been (A) withdrawn by its respective submitting stockholder in writing to the secretary of the corporation, (B) determined not to be a valid and effective notice of nomination (such determination to be made by the Board of Directors (or a designated committee thereof) pursuant to the by-laws, or, if challenged in court, by final court order) or (C) determined not to create a bona fide election contest by the Board of Directors (or a designated committee thereof).

EIGHTH. This corporation is to have perpetual existence.

NINTH. Subject to the by-laws, if any, adopted by the stockholders, the board of directors is expressly authorized to make, alter or amend the by-laws of the corporation.

The directors, without restriction or limitation, shall have all of the powers and authorities expressly conferred upon them by the statutes of this State and this corporation may in its by-laws confer powers upon its directors in addition to the powers and authorities expressly conferred upon them by the statutes of this State.

TENTH. The corporation may enter into contracts or transact business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any corporation or association in which any one of its directors is a stockholder, director or officer, and such contract or transaction shall not be invalidated or in any wise affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the corporation, even though the vote of the director or directors having such adverse interest shall have been necessary to obligate the corporation upon such contract or transaction provided such adverse interest is either known or made known to the remaining directors; and no director or directors having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof, or to any other person, for any loss incurred by it under or by reason of any such contract or transaction; nor shall any such director or directors be accountable for any gains or profits realized thereon: Always provided, however, that such contract or transaction shall at the time at which it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

ELEVENTH. Meetings of stockholders may be held without the State of Nevada, if the by-laws so provide. The books of this corporation may be kept (subject to the provision of the statutes) outside of the State of Nevada at such places as may be from time to time designated by the board of directors or in the by-laws of the corporation.

TWELFTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, or by these articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

THIRTEENTH. No holder of shares of stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of this corporation or of any new or additional authorized stock of the corporation of any class whatsoever, or of any issue of securities of the corporation convertible into stock, whether such stock or securities be issued for money or for a consideration other than money or by way of dividend, but any such unissued stock or such new or additional authorized stock or such securities convertible into stock may be issued and disposed of to such persons, firms, corporations and associations, and upon such terms as may be deemed advisable by the board of directors without offering to stockholders then of record or any class of stockholders any thereof upon the same terms or upon any terms.

FOURTEENTH. A director or officer of the corporation shall have no personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the applicable statutes of Nevada. If the Nevada General Corporation Law is amended after approval by the stockholders of this Article FOURTEENTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended from time to time. No repeal or modification of this Article FOURTEENTH by the stockholders shall adversely affect any right or protection of a director or officer of the corporation existing by virtue of this Article FOURTEENTH at the time of such repeal or modification.

FIFTEENTH. (a) The corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the corporation or is serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers by the corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior to the amendment). The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the board of directors of the corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section (c) hereof.

(b)  The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article FIFTEENTH.

(c)  Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the corporation or if there is no determination with respect to such request within 60 days from receipt by the corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section (b) of this Article FIFTEENTH where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law. Neither the failure of the corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section (c) or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section (c) or otherwise, shall be on the corporation.

(d)  The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under these articles of incorporation or any by-law, agreement, statute, vote of stockholders or disinterested directors or otherwise. The right to indemnification under Section (a) hereof shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

(e)  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the corporation would have the power to indemnify such person against such loss, liability or expense under the Nevada General Corporation Law.

(f)  The corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section (a) hereof, offered or assented to by the opposing party or parties and which is acceptable to the corporation, then, notwithstanding any other provision of this Article FIFTEENTH, the indemnification obligation of the corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

(g)  The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article FIFTEENTH subject to the imposition of any conditions or limitations as the board of directors of the corporation may deem necessary or appropriate.

ANNEX C

BYLAWS
OF
SHUNCHENG ENERGY, INC.

ARTICLE I - OFFICES

Section 1.      Principal Office.

(a)           The principal office of the Corporation shall be designated from time to time by the Corporation and may be within or outside of Nevada.

(b)           The Corporation may have such other offices, either within or outside of the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Section 2.      Registered Agent. The registered agent of the Corporation, required by the Nevada Revised Statutes (“NRS”) to be maintained in the State of Nevada, may be, but need not be, identical with the principal office in the State of Nevada.

ARTICLE II - STOCKHOLDERS

Section 1.      Annual Meeting. The annual meeting of the stockholders shall be held on a date and at a time fixed by the Board of Directors of the Corporation (or by the President in the absence of action by the Board of Directors), for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the election of directors is not held on the day fixed as provided herein for any annual meeting of the stockholders, or any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as it may conveniently be held.

Section 2.      Special Meetings. Unless otherwise prescribed by statute, special meetings of the stockholders may be called for any purpose by the President or by the Board of Directors.  The President shall call a special meeting of the stockholders if the Corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Section 3.      Place of Meetings. The Board of Directors may designate any place, either within or outside of the State of Nevada, as the place for any annual meeting or any special meeting called by the Board of Directors.  A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or outside the State of Nevada, as the place for such meeting.

Section 4.      Notice of Meeting; Waiver of Notice.

(a)           Written notice stating the place, date and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, unless any other longer notice period is required by the NRS.  The Secretary shall be required to give such notice only to stockholders entitled to vote at the meeting except as otherwise required by the NRS.

(b)           Notice of a special meeting shall include a description of the purpose or purposes of the meeting.  Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the Articles of Incorporation of the Corporation; (ii) a merger or share exchange in which the Corporation is a party and, with respect to a share exchange, in which the Corporation's shares will be acquired; (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the Corporation or of another entity which this Corporation controls, in each case with or without the goodwill; (iv) a dissolution of the Corporation; (v) restatement of the Articles of Incorporation; or (vi) any other purpose for which a statement of purpose is required by the NRS. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form, of wire or wireless communication by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vole at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the stockholder at his address as it appears in the Corporation's current record of stockholders, with first class postage prepaid.  If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the stockholder.

ANNEX C

 (c)          When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which may have been transacted at the original meeting.  If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as of the new record date.

(d)           A stockholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such stockholder.  Such waiver shall be delivered to the Corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver.  Further, by attending a meeting either in person or by proxy, a stockholder waives objection to lack of notice or defective notice of the meeting unless the stockholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice.  By attending the meeting, the stockholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the stockholder objects to considering the matter when it is presented.

Section 5.      Fixing of Record Date.

(a)           For the purpose of determining stockholders entitled to (i) notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of stockholders for any other proper purpose, the Board of Directors may fix a future date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days, and, in case of a meeting of stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting it given to stockholders, or the date on which the resolution of the Board of Directors providing for a distribution is adopted, as the case may be. When a determination of stockholders entitled to vote at any meeting of stockholders is made as provided in this Section 5, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the Corporation's close of business on the record date.

(b)           Notwithstanding the above, the record date for determining the stockholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation.  The record date for determining stockholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

Section 6.      Voting Lists.

(a)           After a record date is fixed for a stockholder's meeting, the Secretary shall make, at the earlier of ten days before such meeting or two business days after notice of the meeting has been given, a complete list of the stockholders entitled to be given notice of such meeting or any adjournment thereof.  The list shall be arranged by voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each stockholder.  For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the Corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held.  Such list shall be available for inspection on written demand by any stockholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection.  The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

ANNEX C

(b)           Any stockholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided (i) the stockholder has been a stockholder for at least six months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding stockholder's interest as a stockholder, (iii) the stockholder describes with reasonable particularity the purpose and the records the stockholder desires to inspect, (iv) the records are directly connected with the described purpose, and (v) the stockholder pays a reasonable charge covering the costs of labor and materials for such copies, not to exceed the estimated cost of production and reproduction.

Section 7.      Quorum and Manner of Acting.

(a)           A majority of the votes entitled to be cast on a matter by a voting group represented in person or by proxy shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

(b)           If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation.

Section 8.      Proxies. At all meetings of stockholders, a stockholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A stockholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the stockholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the Secretary of the Corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the Corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

Section 9.      Voting of Shares.

(a)           Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation as permitted by the NRS.  Cumulative voting shall not be permitted in the election of directors or for any other purpose.  Each holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

(b)           At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors.

ANNEX C

Section 10.    Informal Action by Stockholders.

(a)           Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the stockholders entitled to vote with respect to the subject matter thereof and received by the Corporation. Such consent shall have the same force and effect as a unanimous vote of the stockholders and may be stated as such in any document. Action taken under this Section 10 is effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writing specify a different effective date, in which case such specified date shall be the effective date for such action.  If any stockholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining stockholders entitled to take action without a meeting is the date the Corporation first receives a writing upon which the action is taken.

(b)           Any stockholder who has signed a writing describing and consenting to action taken pursuant to this Section 10 may revoke such consent by a writing signed by the stockholder describing the action and stating that the stockholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

Section 11.   Meetings by Telecommunication. Any or all of the stockholders may participate in an annual or special stockholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A stockholder participating in a meeting by this means is deemed to be present in person at the meeting.

Section 12.    Organization.

(a)           Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the president, or, in the absence of the president, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b)           The chairman of the meeting may appoint one or more inspectors of elections.  The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 13.    Absentees’ Consent to Meetings.  Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof.  All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting.  Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

ANNEX C

ARTICLE III  - BOARD OF DIRECTORS

Section 1.      General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of its Board of Directors, except as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 2.     Number, Qualifications and Tenure. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors, but in no instance shall there be less than one director or that number otherwise required by law and no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of the State of Nevada or a stockholder of the Corporation.

Section 3.     Removal and Resignation of Directors. Directors shall be elected at each annual meeting of stockholders. Each director shall hold office until the next annual meeting of stockholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided by the NRS. Any director may be removed by the stockholders, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. Any director may resign at any time by giving written notice to the Secretary. Such resignation shall take effect at the time the notice is received by the Secretary unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the Corporation's acceptance of such resignation shall not be necessary to make it effective.

Section 4.     Vacancies. Any vacancy on the Board of Directors may be filled by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual stockholders' meeting at which directors are elected. If elected by the stockholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the stockholders shall hold office for the unexpired term of the last predecessor elected by the stockholders.

Section 5.     Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held without notice immediately after and at the same place as the annual meeting of stockholders. The Board of Directors may provide by resolution the time and place, either within or outside the State of Nevada, for the holding of additional regular meetings without other notice.

Section 6.     Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or outside the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the Board of Directors has so authorized.

Section 7.     Place of Meeting. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate.  A waiver of notice signed by the directors may designate any place for the holding of such meeting.

ANNEX C

Section 8.      Notice of Meetings.

(a)           Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, provided that the return receipt is signed by the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case maybe.

(b)           A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the Secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 9.      Quorum. A majority of the number of directors fixed by the Board of Directors pursuant to Article III, Section 2, or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 10.    Manner of Acting. Except as provided in Section 12 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 11.    Committees.

(a)           By resolution adopted by a majority of the directors in office when the action is taken, the Board of Directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the Board of Directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the Board of Directors, except that no such committee shall have the authority to (i) authorize distributions; (ii) approve or propose to stockholders actions or proposals required by the NRS to be approved by stockholders; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the Articles of Incorporation; (v) adopt, amend or repeal the Bylaws; (vi) approve a plan of merger not requiring stockholder approval; (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or officer to do so within limits specifically prescribed by the Board of Directors. The committee shall then have full power within the limits set by the Board of Directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment to the Articles of Incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the NRS.

(b)           Sections 5, 6, 8, 9, 10 or 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the Board of Directors, shall apply to committees and their members appointed under this Section 11.

Section 12.    Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the Board of Directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors or all of the committee members entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 10 is effective at the time or date the last director signs a writing describing the action so taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the President or the Secretary of the Corporation.

ANNEX C

Section 13.    Telephonic Meetings. The Board of Directors may permit any director (or any member of a committee designated by the Board) to participate in a regular or special meeting of the Board of Directors or a committee thereof thro ugh the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

Section 14.    Powers and Duties.

(a)           Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation.  The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b)           The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)           The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 15.    Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity.  If the Board of Directors establishes the compensation of directors pursuant to this Section 15, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 16.   Organization. Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the presient, or in his or her absence by a chairman chosen at the meeting.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting

ANNEX C

ARTICLE IV- OFFICERS AND AGENTS

Section 1.     General. The officers of the Corporation shall consist of, as the Board of Directors may determine and appoint from time to time, a Chief Executive Officer, President, a Chief Operating Officer, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors and shall be a natural person eighteen years of age or older. One person may hold more than one office or may be assigned the duties of one or more offices. The Board of Directors or an officer or officers so authorized by the Board may appoint such other officers, assistant officers, committees and agents, including a Chairman of the Board, Assistant Secretaries and Assistant Treasurers, as they may consider necessary. Except as expressly prescribed by these Bylaws, the Board of Directors or the officer or officers authorized by the Board shall from time to time determine the procedure for appointment of officers, their authority and duties and their compensation, provided that the Board of Directors may change the authority, duties and compensation of any officer who is not appointed by the Board. In its discretion, the Board of Directors may leave unfilled any office except as may be required by law.

Section 2.      Appointment and Term of Office. The officers of the Corporation to be appointed by the Board of Directors shall be appointed at each annual meeting of the Board held after each annual meeting of the stockholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the Corporation, such appointment shall be made as determined by the Board of Directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3.

Section 3.      Resignation and Removal.

(a)           An officer may resign at any time by giving written notice of resignation to the Chief Executive Officer, the President, the Secretary or other person who appoints such officer. The resignation is effective when the notice is received by the Corporation unless the notice specifies a later effective date.

(b)           Any officer or agent may be removed at any time with or without cause by the Board of Directors or an officer or officers authorized by the Board. Such removal does not affect the contract rights, if any, of the Corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

Section 4.     Vacancies. A vacancy in any office, however occurring may be filled by the Board of Directors, or by the officer or officers authorized by the Board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the Board of Directors, or officer or officers authorized by the Board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board of Directors or officer or officers authorized by the Board provide that the successor shall not take office until the effective date. In the alternative, the Board of Directors, or officer or officers authorized by the Board of Directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

Section 5.      Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of stockholders and of the Board of Directors and shall have such other authority and perform such other duties as are prescribed by law, by these Bylaws and by the Board of Directors.

Section 6.     Chief Executive Officer. The Chief Executive Officer of the Corporation shall have, subject to the supervision and direction of the Board of Directors, general supervision of the business, property and affairs of the Corporation.  The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments.  The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board may from time to time determine.

Section 7.      President. The President shall have such authority and perform such duties as are prescribed by law, by these Bylaws, by the Board of Directors and by the Chief Executive Officer. The President, if there is no Chairman of the Board, or in the absence or the inability to act of the Chairman of the Board, shall preside at all meetings of stockholders and all meetings of the Board of Directors. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments.  The President shall perform all duties incident to the office of President and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer may from time to time determine.

ANNEX C

Section 8.     Chief Operating Officer. The Chief Operating Officer of the Corporation, if any, subject to the supervision and direction of the Chief Executive Officer and the Board of Directors, shall manage and direct the day-to-day operations of the Corporation and shall oversee the implementation of the Corporation's business plan and objectives. He shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer or the President.

Section 9.     Vice Presidents. The Vice Presidents shall assist the President and shall perform such duties as may be assigned to them by the President or by the Board of Directors.

Section 10.   Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; shall attend to the giving and serving of all notices to stockholders and directors or other notices required by law or by these Bylaws; shall affix the seal of the Corporation to deeds, contracts and other instruments in writing requiring a seal, when duly signed or when so ordered by the Board of Directors; shall have charge of the certificate books and stock books and such other books and papers as the Board of Directors may direct; and shall perform all other duties incident to the office of Secretary and as may be prescribed by the Board of Directors.

Section 11.   Treasurer. The Treasurer shall have custody of all funds, securities and evidences of indebtedness of the Corporation; shall receive and give receipts and acquittances for moneys paid in on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the Corporation, of whatever nature, upon maturity; shall enter regularly in books to be kept by the Treasurer for that purpose, full and accurate accounts of all moneys received and paid out by the Treasurer on account of the Corporation; and shall perform all other duties incident to the office of Treasurer and as may be prescribed by the Board of Directors.

ARTICLE V - STOCK

Section 1.      Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 2.      Stock Certificates and Uncertified Shares.

(a)           The Board of Directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of the stockholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the Corporation by the President or one or more Vice Presidents and the Secretary or an assistant Secretary. In case of any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the Corporation.

(b)           If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the Corporation shall send the stockholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the NRS.

(c)           Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid.

Section 3.      Lost or Destroyed Certificates. In case of an alleged loss, destruction or mutilation of a certificate of stock, the Board of Directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with the law as the Board may prescribe. The Board of Directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

ANNEX C

Section 4.      Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors.  The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.      Transfer of Shares.

(a)           Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the Corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the Corporation which shall be kept at its principal office or by the person and at the place designated by the Board of Directors.

(b)           Except for the assertion of dissenters' rights to the extent provided in the NRS, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or right deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person.

Section 6.     Transfer Agent, Registrars and Paying Agents. The Board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents and registrars may be located either within or outside the State of Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

Section 7.     Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI – DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium.  The Board of Directors may fix in advance a record date, in accordance with and as provided in Article II Section 5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII - INDEMNIFICATION OF CERTAIN PERSONS

Section 1.      Indemnification of Directors and Officers.

(a)           For purposes of this Article, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “ Proceeding ” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

ANNEX C

(b)           Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful.  The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper.  Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action.  Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(c)           Indemnification pursuant to this Section 1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(d)           The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

Section 2.     Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

Section 3.     Non-Exclusivity of Rights. The rights to indemnification provided in this Article VII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

Section 4.     Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

ANNEX C

Section 5.     Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety.  No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

Section 6.     Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Article VII may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation.  In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Article VII and the choice of the person to provide the insurance or other financial arrangement is conclusive and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 7.      Amendment. The provisions of this Article VII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 7.  Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.  Notwithstanding any other provision of these Bylaws (including, without limitation, Article IX Section 3 below), no repeal or amendment of these Bylaws shall affect any or all of this Article VII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article IX Section 3 hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE VIII – CHANGES IN NEVADA LAW

References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE IX - MISCELLANEOUS

Section 1.     Seal. The Board of Directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the Corporation and the words, "Seal, Nevada."

Section 2.      Fiscal Year. The fiscal year of the Corporation shall be as established by the Board of Directors

ANNEX C

Section 3.      Amendments. The Board of Directors shall have power, to the maximum extent permitted by the NRS, to make, amend and repeal the Bylaws of the Corporation at any regular or special meeting of the Board unless the stockholders, in making, amending or repealing a particular Bylaw, expressly provide that the directors may not amend or repeal such Bylaw. The stockholders also shall have the power to make, amend or repeal the Bylaws of the Corporation at any annual meeting or at any special meeting called for that purpose.

Section 4.     Receipt of Notices by the Corporation. Notices, stockholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Corporation when they are actually received: (1) by the registered agent of the Corporation in Nevada; (2) at the principal office of the Corporation (as that office is designated in the most recent document filed by the Corporation with the Secretary of State for Nevada designating a principal office) addressed to the attention of the Secretary of the Corporation; (3) by the Secretary of the Corporation wherever the Secretary may be found; or (4) by any other person authorized from time to time by the Board of Directors or the President to receive such writings, wherever such person is found.

Section 5.      Gender. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

Section 6.      Conflicts. In the event of any irreconcilable conflict between these Bylaws and either the Corporation's Articles of Incorporation or applicable law, the latter shall control.

Section 7.      Definitions. Except as otherwise specifically provided in these Bylaws, all terms used in these Bylaws shall have the same definition as in the NRS.

ANNEX D

TITLE 7. CORPORATIONS AND ASSOCIATIONS
COLORADO BUSINESS CORPORATIONS
ARTICLE 113. DISSENTERS’ RIGHTS

PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

ANNEX D

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

ANNEX D

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

7-113-201. Notice of dissenters’ rights.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

ANNEX D

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

ANNEX D

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

ANNEX D

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

ANNEX D

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.